UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

NOVAGOLD RESOURCES INC.

(Name of Registrant as Specified In Its Charter)

___________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOVAGOLD RESOURCES INC.
201 SOUTH MAIN STREET, SUITE 400
SALT LAKE CITY, UT 84111 USA

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 4:00 p.m. Eastern Time on May 13, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/NG2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 4:00 p.m. Eastern Time on May 13, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V62188-P25710 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NOVAGOLD RESOURCES INC.

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

Nominees:	For	Withhold
1a. Dr. Elaine Dorward-King	☐	☐
1b. Dr. Diane Garrett	☐	☐
1c. Dr. Thomas Kaplan	☐	☐
1d. Hume Kyle	☐	☐
1e. Gregory Lang	☐	☐
1f. Kalidas Madhavpeddi	☐	☐
1g. Kevin McArthur	☐	☐
1h. Daniel Muñiz Quintanilla	☐	☐
1i. Ethan Schutt	☐	☐
1j. Dawn Whittaker	☐	☐

See disclosure under the heading "Election of Directors" as set out in the Company's Management Information Circular dated March 24, 2025.

	For	Withhold
2. **Appointment of Auditors** Appointment of PricewaterhouseCoopers LLP as the Auditors of the Company until the next Annual General Meeting or until a successor is appointed and authorizing the Directors through the Audit Committee to fix their remuneration. See disclosure under the heading "Appointment of Auditors" as set out in the Company's Management Information Circular dated March 24, 2025.	☐	☐

	For	Against	Abstain
3. **Approval of Non-Binding Advisory Vote on Executive Compensation** Approval of a non-binding resolution approving the compensation of the Company's Named Executive Officers. See disclosure under the heading "Additional Matters to be Acted Upon" as set out in the Company's Management Information Circular dated March 24, 2025.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V62189 - P25710 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Annual Report and NI Card are available at www.proxyvote.com. NOVAGOLD RESOURCES INC. Annual Meeting of Shareholders May 15, 2025 1:00 PM PDT This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Gregory Lang and Tricia Pannier, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of NOVAGOLD RESOURCES INC . that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 1 : 00 PM, PDT on May 15 , 2025 , at the virtual meeting hosted by Broadridge, and any adjournment or postponement thereof . This proxy, when properly executed, will be voted in the manner directed herein . If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations . Continued and to be signed on reverse side

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V62190 - P25710 NOVAGOLD RESOURCES INC. 201 SOUTH MAIN STREET, SUITE 400 SALT LAKE CITY, UT 84111 USA NOVAGOLD RESOURCES INC. 2025 Annual Meeting Vote by May 13, 2025 4:00 PM ET You invested in NOVAGOLD RESOURCES INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 15, 2025. Get informed before you vote View the Notice and Proxy Statement, Annual Report and NI Card online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 1, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1 - 800 - 579 - 1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* May 15, 2025 1:00 PM, PDT Virtually at: www.virtualshareholdermeeting.com/NG2025

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Dr. Elaine Dorward-King	For
1b.	Dr. Diane Garrett	For
1c.	Dr. Thomas Kaplan	For
1d.	Hume Kyle	For
1e.	Gregory Lang	For
1f.	Kalidas Madhavpeddi	For
1g.	Kevin McArthur	For
1h.	Daniel Muñiz Quintanilla	For
1i.	Ethan Schutt	For
1j.	Dawn Whittaker	For
	See disclosure under the heading "Election of Directors" as set out in the Company's Management Information Circular dated March 24, 2025.	
2.	**Appointment of Auditors** Appointment of PricewaterhouseCoopers LLP as the Auditors of the Company until the next Annual General Meeting or until a successor is appointed and authorizing the Directors through the Audit Committee to fix their remuneration. See disclosure under the heading "Appointment of Auditors" as set out in the Company's Management Information Circular dated March 24, 2025.	For
3.	**Approval of Non-Binding Advisory Vote on Executive Compensation** Approval of a non-binding resolution approving the compensation of the Company's Named Executive Officers. See disclosure under the heading "Additional Matters to be Acted Upon" as set out in the Company's Management Information Circular dated March 24, 2025.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V62191-P25710

Interim Financial Statements Mark this box if you would like to receive Interim Financial Statements by mail. Annual Financial Statements Mark this box if you would like to receive the Annual Financial Statements by mail. Financial Statements Request Form Under securities regulations, a reporting issuer must send annually a form to holders to request the Interim Financial Statements and MD&A and/or the Annual Financial Statements and MD&A. If you would like to receive the report(s) by mail, please make your selection and return to the address as noted or register online at www.computershare.com/mailinglist. Alternatively, you may choose to access the report(s) online at www.sedarplus.ca Computershare will use the information collected solely for the mailing of such financial statements. You may view Computershare's Privacy Code at www.computershare.com/privacy or by requesting that we mail you a copy. Please place my name on your financial statements mailing list. N R I Q NRIQ.BEN_IA.E.26567.OUTSOURCED/000001/000001/i